UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2004

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300	Minneapolis, MN 55402

(Address of Principal Executive Offices)	(Zip Code)

612-373-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On August 24, 2004, NRG Energy, Inc. announced that it completed the sale of its 100 percent interest in an 837 megawatt generating plant in Batesville, Mississippi to Complete Energy Partners Batesville Acquisition, LLC. A copy of the press release announcing the completion of this transaction is included as an exhibit to this Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Document
99.1	Press Release, dated August 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ Timothy W. J. O'Brien
Timothy W. J. O'Brien
Vice President, Secretary and General Counsel

Dated: August 24, 2004

Exhibit Index

Exhibit
Number	Document
99.1	Press Release, dated August 24, 2004